LORD ABBETT SECURITIES TRUST

Lord Abbett Health Care Fund

Supplement dated May 14, 2021 to the

Prospectus and Statement of Additional Information dated March 1, 2021

The following changes are effective May 15, 2021:

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 92 of the prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Devesh Karandikar, Portfolio Manager	2019
Matthew R. DeCicco, Partner and Director of Equities	2019
Heidi Lawrence, Portfolio Manager	2021
Samantha E. Shevins, Portfolio Manager	2021

The following paragraph replaces the tenth paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 227 of the prospectus:

Health Care Fund. Devesh Karandikar, Portfolio Manager, heads the Fund’s team. Additional members of the Fund’s team are Matthew R. DeCicco, Managing Director and Portfolio Manager, Heidi Lawrence, Portfolio Manager, and Samantha E. Shevins, Portfolio Manager. Messrs. Karandikar and DeCicco and Mses. Lawrence and Shevins joined Lord Abbett in 2010, 1999, 2014, and 2017, respectively. Samantha E. Shevins was formerly a Senior Analyst on the Biotechnology team at Visium Asset Management from 2013 to 2017. Messrs. Karandikar and DeCicco and Mses. Lawrence and Shevins are jointly and primarily responsible for the day-to-day management of the Fund.

Lord Abbett also has established an Investment Council with respect to the Fund that includes the portfolio managers and may include other members who will provide advice and support to the Fund’s portfolio management team. The membership of the Investment Council may change from time to time.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” beginning on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Health Care Fund[1]
Devesh Karandikar	1	0	0	0	0	0
Matthew R. DeCicco	9	10,480.5	6	126.2	17	1,029.1

1 Heidi Lawrence and Samantha E. Shevins were newly added to the Fund effective May 15, 2021 and their other accounts managed will be reported in a future filing.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” beginning on page 7-2 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Health Care Fund
Devesh Karandikar	$500,001-$1,000,000
Matthew R. DeCicco	$100,001-$500,000
Heidi Lawrence[1]	N/A
Samantha E. Shevins[1]	N/A

1 Heidi Lawrence and Samantha E. Shevins were newly added to the Fund effective May 15, 2021 and their aggregate dollar range of securities will be reported in a future filing.

Please retain this document for your future reference.